© 2022 Wesco International 1 Wesco International Investor Day September 7, 2022

2 Forward-Looking Statements All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between Wesco and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives, expectations and intentions, statements that address the combined company's expected future business and financial performance, statements regarding the execution of the company’s growth strategy, statements regarding future merger and acquisition activity, statements regarding capital deployment plans, including, without limitation, the return of capital to shareholders and plans to declare and pay dividends, and other statements identified by words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," "will" and similar words, phrases or expressions. These forward- looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. The details of any dividend declaration, including the amount of such dividend and the timing and establishment of the record and payment dates, will be determined by the company’s Board of Directors. The decision of whether to pay dividends and the amount of any such dividends will be based on the company's financial position, results of operations, cash flows, capital requirements, business conditions, the requirements of applicable law, and any other factors the Board of Directors may deem relevant. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, or the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the transaction or it may take longer than expected to achieve those synergies or benefits, the risk that the leverage of the company may be higher than anticipated, the impact of natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks, such as the ongoing COVID- 19 pandemic, supply chain disruptions, and the impact of Russia’s invasion of Ukraine, including the impact of sanctions or other actions taken by the U.S. or other countries, the increased risk of cyber incidents and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, which may have a material adverse effect on the combined company's business, results of operations and financial condition, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the company's control. Additional factors that could cause results to differ materially from those described above can be found in Wesco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Wesco's other reports filed with the U.S. Securities and Exchange Commission ("SEC"). Non-GAAP Measures In addition to the financial information provided in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"), this presentation includes certain non-GAAP financial measures. These financial measures include workday adjusted sales growth, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted income from operations, adjusted other income, net, adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to Wesco International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of our financial condition and results of operations on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related and integration costs, and the related income tax effect of such items, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

3 Today’s Agenda 10:00 – 11:05 Accelerating Our Value Creation Engine John Engel – Chairman, President and Chief Executive Officer Providing End-to-End Supply Chain Solutions Communications & Security Solutions (CSS) Bill Geary – Executive Vice President and General Manager, CSS Utility & Broadband Solutions (UBS) Jim Cameron – Executive Vice President and General Manager, UBS Electrical & Electronic Solutions (EES) Nelson Squires – Executive Vice President and General Manager, EES 11:05 – 11:20 Break 11:20 – 12:15 Building World-Class Operations, Digital and Talent Capabilities Supply Chain & Operations Hemant Porwal – Executive Vice President, Supply Chain and Operations IT and Digital Transformation Akash Khurana – Executive Vice President and Chief Information and Digital Officer Our Talent Ecosystem Chris Wolf – Executive Vice President and Chief Human Resources Officer Driving Superior Financial Returns Dave Schulz – Executive Vice President and Chief Financial Officer 12:15 – 1:00 Q&A 1:00 – 2:00 Lunch

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John Engel Chairman, President and Chief Executive Officer Accelerating Our Value Creation Engine

6 Our Mission We build, connect, power and protect the world. Our Vision Be the best tech-enabled supply chain solutions provider in the world. Our Core5 Values Our people are our greatest asset. One team. Always strive to be the best. Innovation. Winning with customers and suppliers. Extend our leading scale and value proposition. Further develop the organization and our culture of excellence. Digitalize and transform the business. Our Foundational Strategies The New Wesco

7 Key Messages • Transformational combination of Wesco + Anixter exceeding expectations • Broadest portfolio in the industry and largest channel partner for our key suppliers • Step function increase in cash generation and enterprise value creation • Leading player in a consolidating industry • Secular growth trends drive above-market growth • Global scale and improved business mix into faster growth and higher margin end-markets • Investing in digital to drive competitive advantage • Unlocking power of our big data to further drive sales and margin • Digital investments building new capabilities Created Fortune 200 Industry Leader with Global Scale Uniquely Well Positioned for the Next Decade and Beyond Digital Transformation Enables Even Faster Share Gain and Margin Expansion The new Wesco…a global leader…bigger, stronger and faster

8 John Engel Chairman, President and Chief Executive Officer Akash Khurana EVP and Chief Information and Digital Officer Hemant Porwal EVP, Supply Chain and Operations Nelson Squires EVP and GM EES Kim Warne Senior Vice President and Chief Marketing Officer Experienced Management Team Jim Cameron EVP and GM UBS Bill Geary EVP and GM CSS Diane Lazzaris EVP, General Counsel and Corporate Secretary Dave Schulz EVP and Chief Financial Officer Chris Wolf EVP and Chief Human Resources Officer

U.S. 73% Canada 15% ROW 12% 9 Sales By Business Unit Sales By Geography Leading global provider of business-to-business distribution, logistics services and supply chain solutions Leading value proposition consisting of 1.5 million products, an expanding portfolio of services, and complete supply chain solutions Serving majority of Fortune 500 companies as well as commercial and industrial businesses, contractors, government agencies, institutions, utilities, and telecommunications providers $20B Sales 50+ Countries ~800 Locations Substantial Scale With Leading Industry Position and Global Capabilities #1 In North America Wesco Overview EES 42% CSS 30% UBS 28% Note: Sales amounts are on a trailing twelve-month basis (TTM) Source: 2022 MDM Top Distributors List

Value Creation Engine Five Components of Our Growth Compounding Enterprise Wesco Value Creation Engine Positioned In the Right End-Markets • Three leading global business units • Exposure to attractive secular trends • Increasing infrastructure investments 1 Driving Market Outperformance • Leading player with substantial scale • Cross-selling driving share capture • Ongoing industry consolidation 2 Upsized Cash Flow Supports Strategic Objectives • Accelerating growth and margin expansion • Investing for above-market growth • Increasing shareholder returns 5 Margin Expansion • Value-based pricing • Benefits of scale and operating cost leverage • Digitalization of our business and value chain 4 Operational and Supply Chain Excellence • Proven integration and synergy-capture capabilities • Margin improvement and productivity programs • Continuous improvement culture founded on lean principles 3 10

• Mix-shifted into higher-growth, higher margin end-markets • Created three balanced SBUs with diverse end-market exposure • Positioned the combined enterprise to accelerate growth driven by: ‒ Secular growth trends + global supply chain trends ‒ Infrastructure investment needs ‒ Share gains and continued industry consolidation 11 Utility 21% Network Infrastructure and Broadband 19% Construction 17% Industrial 15% Security 10% OEM 10% Other 8% $20B Sales 2019 (Pre-Merger) TTM as of 6/30/2022 Value Creation of the New Wesco More Resilient and Ideally Positioned for Secular Growth Trends Industrial 36% Construction 33% Utility 16% CIG 15% $8.4B Sales Fundamental mix-shift into a higher growth company

a • Leading Portfolio of Products, Services, and Solutions • Leading Positions in All Business Units • Global Footprint and Capabilities • Digital Investments and Unlocking the Value of Our Big Data • Accelerating Consolidation Across the Value Chain Electrification Automation and IoT Green Energy and Grid Modernization 24/7 Connectivity and Security DigitalizationSupply Chain Consolidation and Relocation to North America Attractive Long-Term Growth Drivers + Wesco’s Uniquely Strong Position Increasing Public Sector Investment U.S. Infrastructure Bills Public-Private Partnerships for Smart Cities Rural Digital Opportunity Fund (RDOF) Canada Broadband Investments Secular Growth Trends + 12

13 $170M Initial Target (June 2020) Target Increase (August 2022) Cumulative Cross-Sell Synergy Target Through 2023 $1.2B Revised target Network Infrastructure and Security Cross-Sell Driving Market Outperformance Wire and Cable Solutions Cross Sell Driven By: • Minimal overlap between legacy customers • Highly complementary products and services • Salesforce training and incentives • Application of “big data” Electrical Distribution and Controls Substation and Grid Components Substation and Grid Solutions Servi ces ServicesBalance of Electrical System MRO Supplies and Safety $729M Realized-to-date 7x Original Target Enormous opportunity to cross-sell to our customers and drive share gains +

Digitally transforming our company Our Digital Transformation Innovating Across Our Entire Technology Landscape 14 Digital Transformation Well Underway • New technology stack and digital IT architecture • Not a monolithic ERP implementation • Best in class digital applications, products and services are integrated in proprietary architecture • World-class data lake houses our “big data” • Improved business processes and customer and supplier solutions being built leveraging AI/ML applications and our big data Product, Services, Solutions Platform BIG DATA Omnichannel Enterprise Systems Customers Suppliers

$383 $415 $903 $855 $1,176 $1,684 2017 2018 2019 2020 2021 2022E Target 15 • Leading Scale • Secular Trends • Cross Sell • Share Gains • Margin Improvement • Cost Synergies • Lean Practices • Agile Development • Digital Transformation • M&A Transformational Combination of Wesco + Anixter Wesco + Anixter Generating the value of the combined enterprise Wesco + Anixter (Pro Forma) Future Wesco Wesco Stand-Alone Adjusted EBITDA1 ($M) and Adjusted EBITDA % 5.1% 5.2% 5.3% 6.5% 10%+ 7.9% 5.0% Delivering superior financial results 2022 Outlook Midpoint Objective ~23% Adjusted EBITDA CAGR 2019 – 2022E 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations.

16 Upsized Cash Generation Drives Strategy and Enriches Shareholders 1 ~$1.50 annualized cash dividend rate; subject to Board approval in early 2023 Invest for Above Market Growth. Organic growth opportunities M&A to further accelerate growth $1 billion share repurchase authorization Initiate common stock dividend in 2023 of ~$1.50 per share1 Increase Return of Capital to Shareholders WCC Share PriceIncreasing Returns Through Capital Deployment Upsized cash generation to $3.5 - $4.5 billion over the next five years $0 $20 $40 $60 $80 $100 $120 $140 $160 June 2020 Anixter Transaction August 2022 ~26 Months Post-Close 250% Total Shareholder Return

The new Wesco is focused on delivering superior results and achieving a premium multiple 17 Why Invest in the New Wesco • Fortune 200 B2B Supply Chain Solutions Leader ‒ Global capabilities and leading scale ‒ Higher growth and higher margin end-markets ‒ Cross-sell combined with attractive long-term secular growth trends • Strategy Delivers Above-Market Growth ‒ Share gains ‒ Margin expansion ‒ Double-digit profit growth • Increased Cash Generation and Enterprise Value Creation ‒ Investments in digitalization to accelerate gains ‒ Increasing return of capital to shareholders (buyback plus dividend) ‒ Expanding balance sheet capacity supports M&A ambitions

Bill Geary Executive Vice President and General Manager, CSS Communications & Security Solutions

70% 8% 22% U.S. ROW Canada CSS Overview 19 Sales By End-Market Sales By Geography50+ Countries 53% 32% 15% Network Infrastructure S e c u r i t y Deliver comprehensive solutions that provide 24/7/365 connectivity Enable security and safety in commercial buildings, data centers and infrastructure around the world World-class global accounts program and supply chain services model $6.0B Sales Leading Global Distributor of Network Infrastructure Solutions Global Scale and Capabilities Security Safety, A/V and Other Note: all references to sales are trailing twelve months (TTM)

20 CSS Segment Performance Strong Profit Growth and Margin Expansion Since 2019 Adjusted EBITDA1 Margin Adjusted EBITDA1 ($M) +11% +23% +70 bps +80 bps $434 $481 2019 PF 2021 $222 $273 1H 2021 1H 2022 7.7% 8.4% 2019 PF 2021 8.2% 9.0% 1H 2021 1H 2022 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations.

$30B $5B Professional A/V Annual Addressable Markets $15B Network Infrastructure Security In-Building Wireless $40B CSS Addressable Markets and Trends 21 $60B Safety Secular Trends 24/7 Connectivity and Security ‒ 5G, Private LTE ‒ Remote Collaboration and Hybrid Work Automation and IoT Sources: AVIXA, BSRIA, IBIS World, OMDIA, IBW, SCF, Barclays Capital, Dell’Oro Group, Raymond James, 451 Research, Company estimates Supply Chain Relocation to North America Digitalization

22 Secular Trends Driving Data Center Growth and Connectivity Creating opportunities for sustainable and profitable sales growth Cloud Adoption and Migration 5G and Bandwidth Demand AI, IoT, Machine Learning Virtual Collaboration & Remote Working Automation and Smart Anything Everywhere Connected Devices & Smart Devices Processing, Storing and Managing Large Volumes of Data Driving Data Center Growth 40+ Billion Number of IoT connected devices in 2023; Up 3x versus 2018 3x or 26% CAGR Internet traffic growth from 2017 to 2022 11% CAGR Growth of video conferencing market through 2025 Accelerating Data Consumption Increasing Adoption of Cloud 24/7/365 Connectivity + + Demand for Data Storage and Management= Increased Data 21% CAGR Total Data Center Volume 2021 - 2026 Greater than Historical Growth Sources: Barclays Capital, MarketsandMarkets, McKinsey, Company estimates

Actual 23 $380M in TTM* Sales Data Center • Cloud • Edge • Colocations Workplace Productivity • End-User Computing • Applications • Audio and Video Solutions Secure Connectivity • Local Area Network • Wireless Network • Service Provider 900+ Total Employees 25 Countries Served Solutions *As of 06/30/2022 Acquiring a Leading Global Hyperscale Data Center Company

24 Customer Segment Focus and Specialization • Data Center and Cloud Services • Global Service Providers • Regional Telecom Contractors • Network, Security and Electrical Contractors • Specialty Contractors: Professional A/V, Wireless, Door Locking Hardware • Global Systems Integrators • Emerging Channels • Financial Institutions • Retail • Healthcare • Industrial • Entertainment • Oil and Gas • Food and Beverage • Hospitality • Pharmaceutical • Public Transportation • Education • Federal Government • State Government Other Key Vertical Markets World-class global accounts program and supply chain services model Technology and Telecommunications Contractors and Integrators Government and Public Services

Network Infrastructure • Copper cabling • Optical fiber cabling • Racks and enclosures • Cable management and pathways • Network switches and transceivers • PoE midspans and injectors • UPS systems • Rack PDUs • Building entrance protection • Grounding and bonding Electrical Infrastructure • Switch gear • Medium voltage cable and terminations • Low voltage cable and terminations Physical Security • Video surveillance • Access control • Intrusion protection • Fire and life safety • Door locking hardware • Biometrics • DVR, NVR and storage • Emergency call stations • Intercoms, sound and paging • Pedestals and kiosks • Video displays Professional A/V • Audio • Video • Digital signage • Unified communications and collaboration • Mass notification • Command and control • Automation • Sound reinforcement Wireless Technologies • WiFi • Point-to-point • Point to multi-point • Distributed antennae systems Energy Solutions • Lighting • EV charging • Solar IoT Solutions • Utility grade infrastructure • Building automation and control • Sensors and monitoring • Servers and gateways • SaaS • Analytics Products, Services and Solutions Commercial Building Solutions Providing a Safe, Secure and Collaborative Environment 25

Products, Services and Solutions Data Center Solutions Solutions for Every Environment and Phase of Development Electrical Infrastructure • Medium-voltage cable • Medium-voltage term kits • Building wire • Cable tray • Term kits • Lighting • Grounding • Bare copper • Flexible battery cable • Conduit • Lugs and connectors Power Substation • Transformers • Circuit protection • Switch gear • Control house equipment • Automated switches Network Infrastructure • Copper and fiber cabling systems • High-speed interconnects • Racks and enclosures • Cable management and pathways • Grounding and bonding • WiFi • Switches and routers • PoE switches and injectors • Media converters • KVM and console management • Tools and test equipment Professional A/V • Audio • Video • Digital signage • Unified communications and collaboration • Mass notification • Command and control • Sound reinforcement Security Solutions • Access control • Asset tracking • Cabinet electronic locking • Video surveillance • Perimeter detection • Intercom, sound and paging • Security consoles • Video displays Power and Thermal Solutions • Rack PDUs • UPS systems • Power busway • Surge protection • Thermal management • Hot and cold aisle containment • High airflow dispersion Floor tiles • Network monitoring • Environmental monitoring 26

Products, Services and Solutions Parking Facility Solutions Ensuring Security, Safety and Efficiencies Energy Solutions • Lighting • EV charging • Solar • Sensors Physical Security • Video surveillance • Access control • Emergency call stations • Intercoms, sound and paging • Kiosks • Digital signage Wireless Technologies • WiFi • Point-to-point • Point to multi-point • Distributed antennae systems Network Infrastructure • Copper cabling • Optical fiber cabling • Powered optical fiber • Enclosures • Network switches • PoE injectors • Uninterruptible power supplies Supply Chain Solutions • Sourcing • Inventory management • Product enhancement and packaging • Global logistics • e-Commerce 27

Demand Creation Sales Engine

Preferred Partner Ecosystem

Enhance end user value by leveraging global partner network

End User Business Drivers

Create end user value based on their unique business needs

Wesco Differentiators

Maximize end user value by applying power of new Wesco business model



End User
Wireless Integrator
Cloud Providers
Service Providers
Manufacturers
Electrical Contractors
Security Integrators
Data Contractors
EPC's
Global Integrators
Consultants
MTDC
Pro AV Integrator
Variable Costs
Working Capital
Safety & Security
Material Storage
Cash Flow
Risk
Compliance
ESG
Non-Productive Labor
Time to Market
Excess Inventory
Copper Risk Mitigation
Customer Access
Global Deployment
Dedicated Program Team
Global Sales Operations
Technical Engineering Expertise
Channel Partnerships
Reporting Capabilities
Portfolio Depth
Complex Projects
Complex Programs

wesco

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Enterprise Account Manager Global Sales Operations Contracts • Legal • Global contracts • Preferred T&Cs • Compliance Program Management Financial Operations Partner Coordination • Local sales teams • Global transactions • Implementation • Technical resources • Finance • Credit • Business management • e-Commerce • Supply chain • Inventory team • Transportation • Warehousing • Suppliers • Integrators • Contractors • Consultants Strategic Global Customer Global Partner • Dedicated program team • Single point of contact • Global sales operation • Technical expertise • Channel partnerships • Reporting capabilities • Integrated solution • Pricing methodology • Preferred terms and conditions Global Resource Alignment 29

Global Expertise • Connected devices and IoT • Data centers • Physical security • Network infrastructure • Wireless • Professional A/V 30 Consulting and Advisory Services • Solution and application engineering • Bill of material generation • Conceptual drawings • Codes and standards interpretation • Installation recommendations and technology testing / validation • Education and training Customers leverage our global technical resources to deliver dynamic solutions that drive innovation and deliver differentiated value Technical Support, Consulting and Advisory Services (TSS) Technology Roadmaps Industry Standards Pre and Post Sale Support Consulting and Advisory

First “as a Service” Solution • Co-developed between digital and commercial teams • Provides subscription-based model • Includes remote monitoring and 24/7 support • Currently available in the U.S. and Canada Visit wescoconferencerooms.com to learn more Digital Capabilities Conference Room as a Service 31

Snapshot Broadband Infrastructure $130M Synergy Win 4 Year project Synergy Growth Highlight State Broadband Initiative Overview of win Other information Key synergy drivers • Utilize legacy Wesco and legacy Anixter warehouse facilities • Collaborated with UBS, technical support services, and Wesco government team to fully understand the bid scope • Leverage broad warehouse network • Customer: State Municipality • Project: Broadband Initiative • CSS offered excellent service and supply availability • State department of transportation led the technical specifications and implementation while the state department of technology provided bid qualification and contract award • Shipments will begin Q1 of 2023 32

• CSS is a global business unit and a leading solutions provider of network infrastructure, security and in-building wireless products • Well positioned to continue participating in secular growth trends driving increased data consumption, 24/7/365 connectivity and cloud computing • Our global capabilities are highly valued by multi-national accounts that demand global supply chain integrity and a seamless customer experience around the world A Connected Future 33

Jim Cameron Executive Vice President and General Manager, UBS Utility & Broadband Solutions

U.S. 88% Canada 10% ROW 2% UBS Overview Sales By End-Market Sales By Geography Supply chain management, services and solutions for investor-owned utilities, public power companies, and municipalities, as well as global service providers, wireless providers, broadband operators and the contractors that service these customers Provide grid and network modernization, hardening, renewable deployments, smart technologies Complete solutions for global service providers, broadband and wireless customers $5.6B Sales 15 Countries Industry Leading Position and Value Proposition Leading Utility and Broadband Distributor in NA Utility 74% Broadband 12% 14% Integrated Supply Note: All references to sales are trailing twelve months (TTM) 35

36 UBS Segment Performance Strong Profit Growth and Margin Expansion Since 2019 Adjusted EBITDA1 Margin Adjusted EBITDA1 ($M) +40% +66% +180 bps +220 bps 7.0% 8.8% 2019 PF 2021 $307 $428 2019 PF 2021 8.1% 10.3% 1H 2021 1H 2022 $184 $305 1H 2021 1H 2022 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations.

Secular Trends $50B $35B Broadband and Service Providers $100B+ Government Funding in U.S. and Canada1 Annual Addressable Markets $30B Electrification 24/7 Connectivity and Security Automation and IoT Green Energy and Grid Modernization Electrification 24/7 Connectivity and Security Automation and IoT Electrification 24/7 Connectivity and Security Automation and IoT Green Energy and Grid Modernization 24/7 Connectivity and Security Automation and IoT 24/7 Connectivity and Security Transmission & Substations Distribution Generation $90B North American Market Rural Broadband UBS Addressable Markets and Trends 1Represents Federal, State and Local government spending over the next 10 years Sources: EEI, Jefferies, D.A. Davidson, Company estimates 37

Secular Trends Accelerating Power Chain Modernization and Expansion

Grid hardening and modernization

Renewables

Additional grid capacity

~7x Increase in annual transmission capex by 2040

~$700B Cost to modernize transmission lines by 2050

~5x Annual increase in average T&D investments by 2040

>$120B Current annual investments to modernize the grid

2x Historical Growth

60% of distribution lines have exceeded life expectancy

90% of transformers approaching end of useful life

National network of 500,000 EV charging stations by 2030

wesco

Sources: Bernstein, EEI, EIA, McKinsey, Company estimates

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Utility Solutions Product and Services Portfolio From Generation to the Meter Utility • FTTx / communications • Line construction materials • Metering and cap banks • Network management center • Outdoor lighting • Poleline hardware • Power generation • Protective and rubber goods equipment • Safety equipment • Security • Smart grid infrastructure • Substation equipment • Transformers • Transmission and distribution materials • Utility tools and MRO • Wire and cable Products, Services and Solutions Services • Emergency preparedness and response • Engineering • Kitting and labeling • Job trailers and mobile storage • Metering • Rubber goods testing and management • Technical design and lab services • Utility wire and cable management 39

Broadband and Wireless Solutions Complementary End-to-End Offering Broadband • Broadband electronics • Coaxial cable and connectivity • Conduit and innerduct • Customer premise • Fiber cable and connectivity • Outside plant hardware • Safety equipment • Test equipment • Tools • Underground products • Video processing Wireless • Assemblies • Cabling and connectivity • Enclosures • Lightning protection • Mesh network • Microwave • Microwave antenna • Mounting and hardware • Point-to-point / point-to-multipoint Services • Asset management • Fiber cutting • Job trailers and mobile storage • Kitting and labeling • Project estimation and bill of materials (BOM) • Project management • Project planning and make ready • Technical design and lab services • Warehousing Products, Services and Solutions 40

Integrated Supply Solutions High Value Sourcing and Site Support Reduces Operating Costs • Cleaning and janitorial • Electrical and lighting • Electronic and IT • Industrial machines, machine tools and supplies • Laboratory • Maintenance and manufacturing • Office supplies • Power transmission and fluid power • Plumbing and PVF • Safety equipment • Structures, building and construction • Tools and general machinery • Warehouse, packaging, and shipping equipment and supplies Services • Drop ship programs • Kitting • Point-of-use (POU) integration • POU/vending solutions • Storeroom and warehouse staffing • Storeroom management and inventory automation • Streamlined order processing and tracking • Visibility to tail-end spend Products, Services and Solutions 41

Wesco Program Management • Transaction Management • Mismatch/OSD&D Resolution • Catalog Management • Contract Management • Spot Buy Sourcing • KPI Management • Price Administration • Procurement • Storeroom Management • Emergency Response • System Integration • Tier Supplier Management • Diverse and Local Spend • Cost Savings Program • ESG Reporting • Project Coordination 2nd Tier Supplier Roles Cross Dock and Consolidated Supply Chain and Logistics Model Wesco Manufacturer Direct Contractor Services Supplier 4 Supplier 3 Supplier 2 Supplier 1 Supplier 7 Supplier 6 Supplier 5 Expanded Service Model for Complex Supply Chains 42

When Emergencies Happen, Wesco is There We are the First Responders • 3rd Party Logistics (3PL) • Field Service Project Managers • Lay Down Yard Set-Up and Management • Material Management • Mobile Utility Storm Trailers and Stocked Tool Trailers • On-site Material Handling, Management and Logistics • Pre-Assembled Storm and Emergency Kits • Round-the-Clock Dedicated Emergency Support Team • Safety and PPE Coordination and Supplies 43

Leveraging Grid Services Across SBUs Cross-Sell Win ~4x Standalone Wesco Potential UBS DeliveredEES Delivered Together Delivered • Developed bill of materials (BOM) from 30% completed design • Leverage supplier network to deliver products with narrow productions schedule • Transmission and substation experts to respond to full RFP • Wire and cable expertise • Customer executive sponsorship • Engaged broader Wesco team to enhance value to customer • Able to provide a complete solution for all aspects of Power Delivery • Excellent example of cross-sell with EES to deliver full scope of material, including services quote, for major project 44

• Unique cross-sell opportunity between utility and broadband businesses with FTTx and rural broadband deployments • Leveraging broadband expertise and deep utility and supplier relationships to deploy broadband • Developed technology to manage workflows, forecasts and inventory for multiple builds simultaneously • Launched dedicated fiber center to support company-wide build initiatives Broadband Opportunities Utility Opportunities Service Providers Opportunities Wireless Opportunities Outside Plant Products Inside Plant Products Wireless Products Supply Chain Solutions Broadband Support Center (BSC) Convergence of Utility and Broadband Digital Roadmaps Delivering Innovative Solutions for Managing Complex Broadband Projects $20B Rural Digital Opportunity Fund (RDOF) + $65B Broadband funds in Infrastructure Investment and Jobs Act (IIJA) Over $100B of Public Sector Investments Canada Broadband Investments+ 45

• Cross-sell opportunities combined with enhanced business models and service capabilities support expanded scope, increased share and higher margin profile • Integrated network provides industry leading scale and operating leverage • Secular trends provide a multi decade runway for growth in the business • Digital capabilities create differentiation in the marketplace, enhancing value creation for our customers and suppliers A Bright Future 46

Nelson Squires Executive Vice President and General Manager, EES Electrical & Electronic Solutions

U.S. 68% Canada 22% ROW 10% Construction 40% Industrial 35% OEM 25% Sales By End-Market Sales By Geography Provider of electrical, MRO, safety, and automation solutions Broad range of products and solutions primarily to the construction, industrial and OEM markets Uniquely positioned to provide the critical infrastructure expertise and solutions that enables the technologies of tomorrow EES Overview $8.4B Sales 50+ Countries Industry Leading Scale and Scope #1 Electrical Distributor in North America Note: All references to sales are trailing twelve months (TTM) Source: Electrical Wholesaling Top 150 May/June 2022 48

EES Segment Performance Strong Profit Growth and Margin Expansion Since 2019 Adjusted EBITDA1 Margin Adjusted EBITDA1 ($M) +32% +53% +160 bps +200 bps 7.7% 9.7% 1H 2021 1H 2022 6.3% 7.9% 2019 PF 2021 $280 $428 1H 2021 1H 2022 $458 $604 2019 PF 2021 49 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations.

Secular Trends Annual Addressable Markets EES Addressable Markets and Trends $90B Industrial Solutions $40B OEM Solutions $55B Construction Solutions Electrification • Electricity demand is growing at twice the rate of overall energy demand • Power consumption is expected to triple by 2050 Green Energy and Grid Modernization • $27 trillion of capital spending required to reach net zero by 2050 • Renewables are expected to account for 50% of the global power mix by 2030, 85% by 2050 Automation andIoT • Over the next ten years, the number of connected devices is expected to grow from 40 billion to 350 billion Sources: McKinsey, IDC, MDM, Company estimates 50

Accelerating Secular Trends Driven by Electrification Sources: BCG, McKinsey, Company Estimates Electricity demand + public investment driving renewable energy buildout Increased capacity generation required to ensure grid reliability and resilience Increased Electrical Content Increased Electricity Demand 1.5x Historical Growth $479B Climate and Energy Funding (IIJA & IRA) 21x Increase in annual electricity demand vs 2021 48M EVs by 2030 Integration of Variable Energy Sources Distributed Storage Renewables Electric Vehicles Shift to Green Energy Automation and IoT 20x Increase in total EV chargers vs 2021 $97B Cost for charger hardware, planning and installation 51

52 Customer Segment Focus and Specialization • Metals, Mining, Food and Beverage, Chemicals, Oil and Gas • Government • Automation integrators • Engineering, Procurement and Construction (EPC) • Contractors: Electrical, Solar, Network and Security • Systems integrators • Electrical, Aerospace, Machinery, Transportation and Recreational Vehicles Industrial Solutions OEM SolutionsConstruction Solutions Differentiated Value Customer focused and tech-enabled supply chain partner Vast Product Portfolio One of the largest and broadest electrical and MRO product offerings in the world Scale Global accounts team operating in over 50 countries Technical team Uniquely positioned to provide the critical infrastructure expertise and solutions that enable the technologies of tomorrow Services Proven solutions portfolio that improve productivity, reduce costs and mitigate risk Synergy Successful and accelerating cross-selling initiatives

Construction Solutions Industry-Leading Construction Expertise and Value-Added Services 3 5 4 1 72 9 6 8 10 Electrical Equipment • Switch gear • Panels board and load centers • Transformers Electrical Infrastructure • Pipe and conduit • Cable tray grounding • Lugs and splices • Terminations • Wiring devices • Enclosures Wire & Cable • Armored • Control • Instrumentation • Low voltage • Medium voltage • Tray cables Lighting • LED • Controls Physical Security • Video surveillance • Access control • Locks • Biometrics • Sound and Paging Safety • Eye and face protection • Fall protection • First aid kits • Flashlights • Lockout/tagout • Protective workwear Industrial Automation and Controls • Managed switches • Motor control • Programmable logic controllers (PLCs) • Starters and drives Networking Infrastructure • Copper and fiber cabling and connectivity • Outside plant • Racks and enclosures Wireless • WiFi • Point-to-Point and Multi-Point • Distributed Antenna Systems Renewables • EV Charging • Solar • Battery storage • Balance of systems 53 Products, Services and Solutions

Construction Solutions Case Study Delivered Efficiency Gains to Complex Construction Project LeveragingChallenges Results Project Execution: proven solutions that improve productivity and reduce costs • Advisory Services • Installation Enhancement Services • Project Deployment Services • Supply Chain Programs • Manage materials on a job site with limited storage • Work within customer specifications and short lead times • Minimize non-productive labor • Saved customer 30% on labor on cable pulls • Seamlessly integrated into project timeline with on-time delivery • Reduced non-productive labor from 6% to 5% based on various solutions 54

Manufacturing Solutions Optimizing Direct and Indirect Spend • Connectors • LEDs • Relay and modules • Motors • Control cable • Electronic and coax cable • Ethernet cable • Fiber optic cable • High temperature cable • Instrumentation cable • Medium-voltage cable • Mil-spec wire • Motor lead wire • Portable cord • Power cable • Thermocouple • UL and CSA style lead wire • VFD Cable • Cameras • Networking Direct spend: Components used to make finished products Optimize Process Build Products • Electrical products • Adhesives, tape and sealants • Batteries • Janitorial • Fasteners and hardware • Hand and power tools • Safety • Lubrication • Material handling • Test equipment • Tools • Programmable logic controllers (PLCs) • Variable frequency drives (VFDs) • Human-machine Interfaces (HMIs) • Motion control systems • Distributed I/O modules • Safety controls • Industrial control Indirect spend: Solutions to maintain, repair and operate Automation: Technology solutions to improve operations 55

LeveragingChallenges Results • Engine failures during testing phase were causing production backlogs, delaying shipments and lowering plant efficiency • Implemented AI platform • Analyzed 6 billion data points within the first 30 days • Prevented $4.5M in engine damages by detecting 20 real-time events Leveraging the Wesco portfolio • Automation solutions provider • MRO vendor • Conducted OSHA education seminar • Investigating options to optimize energy efficiency Manufacturing Solutions Case Study Leveraged IoT to Improve Performance 56

Cross-Sell Opportunity Case Study

Minimized Energy Costs Supporting Sustainability Goals

Challenges

- Survey, design, product specifications, photometric and energy calculations
- 1,400+ sites totaling over 84 million square feet
- Project management

Leveraging

- Designed and implemented a global physical security rollout
- Deployed a large-scale network and wireless upgrade in 19 countries
- Master service agreement (MSA) on 1,000 MRO products
- Positioned pre-assembled power distribution solutions for new construction projects
- Consultation on cloud-based A/V technology solutions
- Provider of EV chargers across North America
- Lighting design and value engineering advisory

Results

- Helped meet sustainability goals while lowering operating costs
- 40% average energy savings per site
- Handled all design, material logistics, installation coordination, project management and full rebate analysis

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57

58 EES Solutions Value Proposition • Free employees to focus on business-critical functions • Tailor contract administration and program management • Engage technical experts to optimize designs • Select convenient e-business options • Strengthen supply chain resiliency • Access the world’s most respected and trusted product brands • Protect employees, customers and processes Improve Productivity Mitigate RiskIncrease Profitability Enabling customers' sustainability goals • Improve installation and project readiness • Leverage flexible service models to reduce capex • Address compliance and local standards • Complete projects on time and on budget

• Broad array of capabilities and offerings across the construction, industrial, automation and OEM markets • Growth driven by the power of the Wesco + Anixter combination and aligned to secular growth trends • Globally positioned, customer centric, tech-enabled supply chain partner focused on delivering end-to-end solutions An Electrified Future 59

Hemant Porwal Executive Vice President, Supply Chain and Operations Supply Chain and Operations

Our Supplier-Partner Network and Offering • #1 partner to our top 5 suppliers in the industries we serve • $16B+ of direct and indirect spend with ~45K global supplier base and ~1.5M+ products Scale is a Force Multiplier in B2B Distribution • $3B+ inventory with 600K+ stocked products • 150+ services across ~800 locations • 24M sq. ft. of global real estate with 20 regional distribution centers • 10 • 5K+ professionals dedicated to supply chain and operations Employees in 50+ countries • ~140K customers • 400K+ deliver-to locations Our People Our Customers Our Footprint and Service Capabilities 62

Supply Chain Transformation Agenda



Strategy
Key Enablers
Preferred Supplier
SIOP
Sales, Inventory, Operations Planning
Value-Added Services
Customer Focused Network
ESG
Environmental, Social and Governance
Customer-Centric and Advantaged Supply Chain
Inventory Optimization
Automation
Integrated Operating Model
AI / ML / RPA
Artificial Intelligence / Machine Learning / Robotic Process Automation
Systems
(TMS / WMS / IMS)

From

Fragmented supplier spend
One size fits all network strategy
Multiple legacy systems
Manual processes

To

Preferred supplier growth
Integrated – scale matters
Segmentation strategy
Best of breed solutions
Digitalization of end-to-end processes

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63

Enabling Growth and Profitability by Centralizing Spend • Lack of aggregated demand visibility • Inefficient logistical processing increasing transactions and associated costs • Minimized ability to reduce non-preferred supplier spend • Missed cross-sell opportunities Areas of Opportunity Legacy Buying Process Centralized Buying Process Wesco Branch A Wesco Branch B Wesco Branch C Wesco Distribution Center Wesco Branch B Wesco Branch C Supplier Preferred Supplier Wesco Branch A Supplier Supplier Supplier Supplier Supplier Preferred Supplier Preferred Supplier Preferred Supplier Preferred Supplier Preferred Supplier 64 Results Sales and Margin Supplier Volume Rebate Preferred Supplier Utilization Inventory Turns

AI-enabled intelligent product substitution digital service that enables preferred supplier conversion, margin expansion, and improved customer outcomes Product Recommendation Engine • Built on proprietary AI technology in the digital and data platform • Personalized product recommendations during pre-sale quoting and at the time of order entry • Recommendation engine includes millions of priority SKUs, supported by hundreds of millions of price, cost and product data points • Piloting with plans to deploy across the enterprise Automated Recommendations to Drive Preferred Supplier Growth 65

99% Coverage Legacy Network Optimized Network Same Day / Next Day Delivery to Customers Designing a flexible, efficient and modular network leveraging digital twin and algorithms to optimize physical flows, inventory and transportation Results Transportation as % of Sales OPEX as % of Sales Sales per Square Foot Carbon Emissions Optimizing the Network “Outside the Box” 66 Inventory Turns

• Increase throughput and storage capacity • Reduce labor costs and mitigate attrition 67 Automation “Inside the Box” to Increase Efficiency and Speed “Goods to Person” Solutions • Automate repetitive work, reduce safety risks • Utilize robots for non- value-added movements AMRs Automated Mobile Robots • Physical simulation for our newest DC in Phoenix, AZ • Optimize design and product flows for efficiency Warehouse Simulation Technology • Transparency to improve productivity, up-time, quality and service IoT Connected Sensors & Devices • Increase throughput and storage capacity • Reduce labor costs and mitigate attrition

• Customized outsourcing for customer focused supply chain management • Sourcing, Inventory Management, Product Enhancement/Packing, Global Logistics and Digital Solutions and e-Commerce • Focused on providing consultative services • Product specification and design, engineering reviews and drawings, chemical compliance assessments and solar energy assessments • Focused on driving supply chain efficiencies and system integration between our customers and Wesco • Designed to support multi-state or multi-country project “roll outs” • Provides for just-in-time capabilities that match up with complex and constantly changing project timelines • Designed to deliver labor productivity savings for contractors and integrators • Focused on customers who need construction and installation labor-based activities Wesco Supply Chain Services 70 11 5 70 10 Number of Unique Offerings 68 Advisory Services Project Deployment Services✓ Installation Enhancement Services✓ Supply Chain Programs Digital / IoT

• 0.4 TRIR: 3x-5x better than other distributors • Launched Wesco Cares • Best in class emergency/COVID support for employees, customers and communities we serve • 2022 Bloomberg Gender- Equality Index (4th consecutive) • Accelerated Diversity and Inclusion Program • Creation of multiple Business Resource Groups for employees • Named to Forbes “Best Employers for Women 2021”; Latino Leaders magazine “Best Companies to Work for 2022” • Joined National Minority Supplier Development Council • $579M diverse and small business spend in 2021 • Benchmarked $6B spend with suppliers on key ESG metrics • Named one of Barron’s 2022 100 Most Sustainable Companies • Aggressive digital implementation including 125,000 work hours through Robotic Process Automation (RPA) • Business Intelligence Group: 2021 BIG Innovation Award (Solar INSTA-REEL® • Supply and Demand Chain Executive: Top Supply Chain Projects • In 2021 we worked with customers to install more than 221 million in kilo-watt hours of renewable energy • Wesco Energy Solutions completed 5k+ energy management projects • National Grid Project Expediter Silver Award: Most Paid Electrical Projects Progress on UN Global Compact Sustainable Development Goals 69

Reduce absolute Scope 1 and Scope 2 greenhouse gas emissions by 30% Reduce landfill waste intensity by 15% across our US and Canadian locations Achieve a 15% reduction in Total Recordable Incident Rate (TRIR) Provide 425,000 hours of safety training and development to our employees Value Creation Through Sustainability Our Scale Allows Us to Collaborate and Add Value to the Entire Value Chain Using Digital as the Differentiator 70 2030 Sustainability Goals and Completion Status

71 • Chief Supply Chain Officers demand greener and resilient supply chains and focus will shift from pure cost to holistic view of social and environmental impact of goods and services • Suppliers collaborate with large distribution companies to simplify their supply chains • Suppliers and customers will look for distribution partners with scale that can manage “cradle to cradle” product lifecycle as circularity becomes important Customer-Centric Supply Chain Provides a Competitive Advantage

IT and Digital Transformation Akash Khurana Executive Vice President and Chief Information and Digital Officer

73 Transformational combination of Wesco + Anixter sets the foundation: • Increased scale • New, modern cloud technologies deployed across the enterprise • Launch point for operating model transformation and new business models • Increasingly dynamic supply chains • Accelerating digital and AI adoption at both ends of the value chain • NextGen sales and employee expectations • Increasing cyber threats • Highly fragmented and historically local markets Distribution Business Disruptors Digital Transformation Best Tech-Enabled Supply Chain Solutions Provider Wesco is Uniquely Positioned to Leverage Technology-Driven Change

Digitally Transforming Our Company and Our Industry

Driving Revenue Opportunities and Operational Improvement

1	Digital Go-to-Market	• **Accelerate** digital customer engagement • **Recalibrate** towards data-driven sales • **Deliver expectations** for B2C-like experience	Omnichannel, e-Commerce and forward-looking tools to improve sales effectiveness
2	Intelligent Cost and Supplier Management	• **Eliminate inefficiencies** and manual work • **Build cost advantage** through scale and analytics	Robust spend data and analytics to maximize cost advantage, utilize special pricing agreements (SPAs), manage rebates easily, and optimize products and service categories
3	Prescriptive and Self-Driving Supply Chain	• **Increase responsiveness** of the supply chain • **Reduce cost** of supporting complex demand • **Differentiate** through service expansion	Self-driving supply chain with predictive demand forecasting, prescriptive capacity planning and dynamic optimization
4	NextGen Talent Management	• **Build the workforce** to enable digital leadership • **Equip leadership** with strong business intelligence	Leading edge management insights and decision support Data-driven views to retain, upskill and attract talent
5	New Business Models	• **Disruptive innovation** beyond our core • **Create new customer** value propositions	New digital ventures which re-imagine and disrupt the B2B distribution industry New digital business models for breakout growth

Revenue Growth

Margin Expansion

Cost Savings

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74

75 Enterprise Systems Digital Products and Platform Omnichannel SolutionsBuilding and deploying the Wesco Digital Platform architecture, products and services Core technologies, processes, governance and thought leadership Driving to an integrated portfolio of systems and services that allow us to fully leverage our big data Modernize and effectively manage our assets while migrating to a cloud native support and hosted model Leverage standards to implement a robust and leading security program to fully protect our assets Integrating applications, creating a modern suite of best-of-breed applications A consolidation and complete refresh of environment to extend our reach and capability Implementing new products and services that create value and opportunity Speed-to-delivery by parallel execution across all pillars and functions to accelerate delivery towards our company vision Innovation Engine Enterprise Architecture and Data Infrastructure and Cloud Native Cybersecurity and Controls Becoming the Best Tech-Enabled Supply Chain Solutions Provider

Digitally transforming our company Front Office Mid Office Back Office Products and PlatformOmnichannel Enterprise Systems Big Data Our Digital Transformation Innovating Across Our Entire Technology Landscape 76 Digital Services Data Office Supplier/OEM/Product Data Sets Wesco’s Data Sets Customer and Industry Data Sets

Implementing innovative solutions and technologies that are cloud native, scaled and optimized to fit our specific requirements while being cost effective and integrated Enterprise Systems Implementing Best-of-Breed to Achieve Speed, Flexibility and Scale Best of Breed Monolithic ERP Degree of Fit Industry focused capabilities aligned to our specific needs Generic fit for many business sectors, not service based distribution Speed to Implement Rapid, modular, low risk implementation approach Big-bang, high risk implementations requiring large scale change Innovation Frequently updated industry specific micro changes and features Major updates requiring significant change support Maintenance Lower cost, simplified maintenance, secure and scalable Extensive customizations that lead to obsolescence over time 77

• Development of AI based data assets • Unique data architecture to drive operational intelligence, interactions and delivery for our customers • Best in class Master Data Management (MDM) driven data quality and taxonomy enabling analytical capabilities for the ecosystem • Leveraging agile and design thinking for rapid release cycles Using OUR data to create and innovate… E. Governance F. Talent Data as an Asset Data Analytics as a Service Platform as a Driver Data constructs around key data domains (e.g. customer, supplier, and product) Foundational elements to support Wesco’s data and analytics goals (e.g. MDM, data lake) Services provided by the Data Office to spokes (e.g. data analytics and science services) Wesco’s Big Data Data Office Supplier/OEM/ Product Data Sets Wesco’s Data Set Customer and Industry Data Sets Big Data Strategy 78

Creating products and services while enabling more efficient and cost-effective operations Digital solutions enabling efficient ecosystem integrations Secular trends guiding our platform roadmap Recommendation Engine Product Identification AutoBOM Faster RFQ Response SPA Engine Improved Pricing SCO Data Supplier Scorecard Products and Services Portfolio Digital Solutions and Offerings Platform Enabled Solutions Internal Products Digital technology transformation and IoT opportunity across the entire ecosystem AVaaS Collaboration Services Intelligent Project Quoting Digital Quoting Solution Digital FTTx Fiber Optic Solutions Marketplace Extended Assortment and Streamline Sourcing Smart Building Automation and Efficiency Smart Data Center Secure, Proactive and Reliable Electrification Orchestration and Environment Smart Utility Sensors, Analytics and Connectivity 79

Creating a New Digital Culture Using New Methods, Techniques and Architecture 80 Agile Methodology DevSecOps Design Thinking Continuous Learning Lean Omnichannel Enterprise Systems Infrastructure Cybersecurity Products Platform Data Lake Cloud Native Governance Focusing our efforts and energy on innovation and delivery

Become the Best Tech-Enabled Supply Chain Solutions Provider • Combining our capabilities and data to create new products and services that deliver operational improvements, enhanced margins and growth • Working with our partner ecosystem to deliver new value and disrupt B2B distribution • Leveraging cloud technologies and data analytics at scale in a safe and secure environment that is trusted • Using new ways of working across our systems, processes and workforce: Agile and continuous learning 81

Chris Wolf Executive Vice President and Chief Human Resources Officer Our Talent Ecosystem

83 • Build world-class team of recruiters • Design an employer brand / value proposition • New career site and social media strategy • Expand targeted talent sourcing strategies • Embrace technology • Measure candidate / manager experiences • Leverage metrics and analytics Attract • Use predictive analytics for turnover and engagement • Improve onboarding and offboarding • Upgrade performance management process • Build a “Culture of Coaching” • Measure our employee experience Retain • Deliver disciplined talent management • Expand talent and succession review • Design leadership development framework • Build targeted development programs • Upskill leadership and management Grow Strategic Enablers • Data driven decision making • Inclusion and diversity • Technology enablement Our People Are Our Greatest Asset Significant Progress in 2020-2022, Accelerating in 2023

0 Strengthening our Team and Building Our High-Performance Culture Attract top talent to our company to sustain growth and performance in the face of talent- related headwinds Talent Acquisition Consistently produce industry leaders Talent Management Mission Continuously increase our leadership bench strength and talent readiness Preserve Wesco as an industry leader and employer of choice by attracting, hiring, and retaining top talent Priorities • Leadership and organizational review process / succession management • Performance management program • Leadership development architecture • Professional development and planning • Targeted development programming • Global talent acquisition strategy and operations • Employer brand strategy and recruiting campaigns • Brand ambassadorship / social marketing • High volume warehouse hiring • Tech enablement 84

Provide differentiation and cut through social media clutter Mimic animations to amplify our message on multiple applications and platforms Placement on owned channels/paid digital media Targeting early career recruits with Never Stop Building message 85 Recruiting Campaign - Never Stop Building Animation Shorts Still Images Recruitment Video Banners and Ads

Identify Attract Communicate Engage Accelerate Develop Purpose Improve leadership bench strength and talent readiness • Identify and track diverse talent that is ready for a leadership role within 2 to 5 years • Engage diverse talent by facilitating development process and providing career advancement direction • Accelerate diverse talent development with exposure to new opportunities and learnings • Identify and calibrate participants annually • Populate and revise profiles in the performance system • Conduct Leadership 360 reviews • Identify resources to accelerate development plans • Facilitate mobility, track time in role and share across business • Conduct leadership interviews and assessments • Complete career conversations and create development plans • Schedule cross-functional ‘Get-to- Know’ sessions Diverse Leader Program Leverage Human Capital Management (HCM) Technology 86

87 Inclusion and Diversity at Wesco Workforce Leveraging I&D to attract and retain talent to meet future challenges and demands Workplace Creating an inclusive culture where all employees feel valued, connected and inspired Marketplace Growing relationships with diverse supplier partners and customers Inclusion and Diversity Pillars Business Resource Groups (BRGs) BRGs exist to support our inclusion and diversity goals: • Building an inclusive culture and positively impacting employee engagement • Creating an open forum for the exchange of ideas • Providing informal mentoring and professional development opportunities for employees • Participating in community outreach and diversity recruiting efforts • Engaging with suppliers, customers and industry groups to share best practices and partner on I&D initiatives

88 VOICE provides an opportunity for every employee to be heard and supported within our organization, fostering an inclusive and diverse environment that contributes to our combined success. By creating communities and networks within our organization, everyone’s unique VOICE helps us to build upon common ground and build, connect, power and protect the world in our own way. Women’s Impact Network (WIN) is dedicated to building a global community that supports women to achieve their full potential. Veteran’s Opportunity Liaison Team (VOLT) recognizes and champions the unique experiences of veterans and how they can be leveraged across our organization. MOSAIC is committed to building a diverse workforce that fosters inclusion and celebrates all of the different cultural and ethnic background across our global organization. PRIDE serves as a visible, accessible resource for our LGBTQ+ employees, allies and the wider community. ABLE is committed to recognizing and embracing the value of employees with disabilities. Global Employee Membership Across our Five BRGs

• Our people are our greatest asset and we continue to make investments to grow, retain and attract world-class talent to fuel our long-term growth and margin expansion. • We are strengthening our team and building a high-performance culture to create a step function change in performance. • Our culture of inclusion allows all employees to bring their full selves to work leading to positive employment engagement, diversity of strategic thought, and broader external relationships. Accelerating Our Talent Ecosystem Supports Growth Ambitions 89

Driving Superior Financial Returns Dave Schulz Executive Vice President and Chief Financial Officer

Reaffirming 2022 Outlook

2022 Outlook	Reported Sales	Adjusted EBITDA[1] Margin	Effective Tax Rate	Adjusted Diluted EPS[1]	Free Cash Flow Percent of Adjusted Net Income
	+16% to +18%	7.8% to +8.0% +130 bps to +150 bps VPY	24% to 25%	$15.60 to $16.40 +55% to +65% VPY	~50%

Sales Decomp

+12% to +14%
Market growth (including price)

~+5%
Share gain/cross sell

+0.5%
Benefit of 1 more workday in 2022

~(1)%
FX Impact

Quarterly Workday Adjusted Sales


Q1 Q2 Q3 Q4
2019
Q1 Q2 Q3 Q4
2020
Q1 Q2 Q3 Q4
2021
Q1 Q2
2022

- June YTD workday adjusted sales up 20% VPY
  - Up 35% versus 2020
  - Up 23% versus 2019
- Record-level backlog up 10% sequentially and up more than 80% YoY as of 6/30/2022
- Preliminary August QTD sales up approximately 16% YoY

wesco

[1] Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs; Adjusted EPS excludes merger-related and integration costs, accelerated trademark amortization and the related income tax effects. See Appendix for non-GAAP reconciliations.

91

. . . 92 4.0% CAGR 7.4% CAGR 2019 Investor Day Outlook 3-Year Sales CAGR at 2022 Outlook Midpoint $8.4B $21.3B 2019 Wesco Reported Sales 2022 Outlook Midpoint Drive Growth Through Consolidation Deliver 4%+ Long-term Growth Expand EBITDA2 Margin • Combined #2 and #4 North American electrical distributors to create the #1 player1 • On-track to deliver ~150% higher sales including Anixter 5.2% 7.9% 2019 Pro forma EBITDA Margin 2022 Outlook Midpoint • On track to deliver 7.4% CAGR from 2019 pro forma sales3 • On track to deliver ~270 bps of margin expansion from 2019 pro forma EBITDA margin3 Update on 2019 Investor Day Targets 1. 2. 3. Exceeded Expectations on Financial Objectives 1 Electrical Wholesaling 2022 Top 150 Electrical Distributors 2 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. 3 See exhibit to Form 8-K filed November 4, 2020 for certain unaudited pro forma financial information. See Appendix for non-GAAP reconciliations.

. . .. EBITDA2 Margin Expansion 100 bps 210 bps Initial 3-Year Target Actual Delivered 210 bps of margin expansion1 36 months 24 months Initial 3-Year Target Actual One year sooner than originally expected Cost Synergies $200M Initial 3-Year Target Revised Target Increased cost synergy target 60% $315M $170M Initial 3-Year Target Revised Target Revised sales synergy target 7x original target $1.2B 1 Trailing-twelve-month adjusted EBITDA margin through June 30, 2022 compared to 2019 pro forma. 2 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations. Post Merger Performance Exceeding Expectations Sales Synergies Return to Target Leverage On track to exceed our year-three free cash flow target of $600 million 93

$3.93 $4.82 $5.20 $4.37 $9.98 $16.00 2017 2018 2019 2020 2021 2022E Target [ ] 94 Transformational Combination of Wesco + Anixter Adjusted EPS1 Delivering superior financial results ~45% Adjusted EPS CAGR 2019 – 2022E ~2x+ Sales Growth CAGR 2022 Outlook Midpoint 1Adjusted EPS excludes merger-related and integration costs, accelerated trademark amortization and the related income tax effects. See Appendix for non-GAAP reconciliations.

95 $14 $34 $25 $44 $66$50 $60 2020 2021 2022 2023 To be realizedRealized Q2 $315 $265 $188 $39 $63 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Cumulative Realized Synergies Cumulative Realized Synergies By Type To be realizedRealized Supply Chain $115 million G&A $95 million Corporate Overhead $45 million Field Operations $60 million Accelerated Cost Synergy Realization Continues SG&A COGs SG&ACOGs On track to deliver 2023 cost synergy target of $315 million

96 Sustainable Value Creation = Invest for Above Market Growth Increase Return of Capital to Shareholders Long-term Growth MSD+ Organic Sales Growth ~14% Incremental EBITDA1 Margin Margin Expansion 2x Sales Growth Sustainable Cash Flow Generation Over the Long Term EBITDA Growth + 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations. Virtuous cycle of value creation for new Wesco

97 • $1.2T Infrastructure Investment and Jobs Act (IIJA) • $369B Inflation Reduction Act (IRA) related to energy and climate investments • $53B CHIPS and Science Act • $20B Rural Digital Opportunity Fund (RDOF) • Canada Broadband Investments • Leading Portfolio of Products, Services, and Solutions • Leading Positions in All Business Units • Global Footprint and Capabilities • Digital Investments and Unlocking the Value of Our Big Data • Accelerating Consolidation Across the Value Chain MSD+ Organic Growth 1% to 2% Secular Trends 1% to 2% Share Gain Base Market Growth =+ + • Electrification • Automation and IoT • Green Energy and Grid Modernization • 24/7 Connectivity and Security • Supply Chain Consolidation and Relocation to North America • Digitalization Secular Trends + Share Growth Leads to Market Outperformance Strong Secular Growth Trends Wesco’s Uniquely Strong PositionIncreasing Public Sector Investment

Enterprise-Wide Margin Expansion

Total Sales Growth Above Market

- Share Gains
- Secular Trends
- M&A

+

Gross Margin Improvement Program

- Capability Building
- Sales Processes and Playbook
- Systems and Dashboards
- Performance Management

+

Continuous Operational Improvement

- Benefits of Scale
- Operating Leverage
- Digital/ Big Data
- Lean/ Productivity



Adjusted EBITDA[1] Margin
270 bps
210+ bps
5.2%
7.9%
10%+
2019 Pro forma
2022 Outlook Midpoint
Objective

Track record of results and building momentum

[1] Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations.

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98

99 Deploy Capital to Increase Shareholder Value Organic growth opportunities M&A to further accelerate growth $1 billion share repurchase authorization Initiate common stock dividend in 2023 of ~$1.50 per share1 Increase Return of Capital to Shareholders Invest for Above Market Growth 1 ~$1.50 annualized cash dividend rate; subject to Board approval in early 2023

Strategic Uses of Capital

Step Function Increase in Cash Generation

5-Year Operating Cash Flow


2.5x+
$3.5 – $4.5B
~$1.5B
Drive Additional Value Creation ~40%
Capex ~15%
Pref. Dividend ~5%
Return of Capital to Shareholders ~40%
2019 Investor Day
2022 Investor Day

Significant cash remaining after meeting dividend and investment needs
- Intend to redeem Preferred in 2025
- Additional investments, including M&A

Maintain ~$120M per year in capital expenditures and IT/Digital transformation

Preferred dividends through June 2025

- $1B share repurchase authorization
- Initiate $1.50 common dividend in 2023[1]

[1] ~$1.50 annualized cash dividend rate; subject to Board approval in early 2023

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100

M&A Framework Accelerate Growth Through Future Acquisitions Aligned with Secular Trends 101 • Continued consolidation of B2B distributors and service companies with significant cost synergies Strategy Expanded balance sheet capacity supports future M&A ambitions • Adjacent product and service categories • Digital technologies and applications that advance the enterprise strategy • Increase exposure to secular trends with revenue synergies • Optimize mix of growth and margins Continue Consolidating Expand and Invest Portfolio Management

4.5 3.0 2.7 3.4 3.2 3.3 2.7 2.7 3.1 5.7 5.3 5.3 4.9 4.5 4.1 3.9 3.6 3.4 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 102 Returned to target range in 2 years Acquisition closed June 2020 Net Debt / TTM Adjusted EBITDA1 45% Variable Secured 55% Fixed Unsecured Debt Profile Maintain leverage near the middle of our target range of 2.0x – 3.5x 2020 2021 Acquisitions Acquisitions Rapidly de-levered and now within target leverage range two years post-close of Anixter Effectively Managing Financial Leverage Track Record of Managing Leverage Within Target Range and Rapidly Deleveraging Following M&A 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. For a reconciliation of Financial Leverage for each of the quarters in 2020 through 2022, see the earnings webcasts from those periods as previously furnished to the Securities and Exchange Commission, which can be obtained from the Investor Relations page of Wesco’s website at www.wesco.com. See Appendix for non-GAAP reconciliations. 2022

Long-Term Financial Framework

MSD+ Organic Sales CAGR	2x Sales EBITDA CAGR	2x+ Sales EPS CAGR	100% Free Cash Flow Conversion Through the Cycle

- Electrification
- Automation and IoT
- Green Energy and Grid Modernization
- 24/7 Connectivity and Security
- Supply Chain Consolidation and Relocation to North America
- Digitalization



Protect
Electrical & Electronic Solutions
Build
wesco
Utility & Broadband Solutions
Communications & Security Solutions
Power
Connect

Solutions Provider of Choice
+
Secular Trends and Increased Public Sector Investments
=
Above Market Growth And Increased Returns to Shareholders

wesco

Strategically positioned and committed to delivering superior value creation

103

The new Wesco is focused on delivering superior results and achieving a premium multiple 104 Why Invest in the New Wesco • Fortune 200 B2B Supply Chain Solutions Leader ‒ Global capabilities and leading scale ‒ Higher growth and higher margin end-markets ‒ Cross-sell combined with attractive long-term secular growth trends • Strategy Delivers Above-Market Growth ‒ Share gains ‒ Margin expansion ‒ Double-digit profit growth • Increased Cash Generation and Enterprise Value Creation ‒ Investments in digitalization to accelerate gains ‒ Increasing return of capital to shareholders (buyback plus dividend) ‒ Expanding balance sheet capacity supports M&A ambitions

© 2022 Wesco International 106 Appendix

Non-GAAP Measure Definitions © 2022 Wesco International 107 Workday adjusted sales growth is a non-GAAP financial measure of sales performance. Workday adjusted sales growth is calculated by deducting the percentage impact of the number of workdays from the reported percentage change in consolidated net sales. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non-operating expenses (income), non-cash stock-based compensation expense, merger-related and integration costs, a gain on the sale of assets, an out-of-period adjustment, and net gain on the divestiture of Wesco's legacy utility and data communications businesses in Canada. Adjusted EBITDA margin % is calculated by dividing Adjusted EBITDA by net sales. Free cash flow is a non-GAAP financial measure of liquidity. Capital expenditures are deducted from operating cash flow to determine free cash flow. Certain fees, expenses and other costs related to Wesco’s merger with Anixter as well as non-recurring pension contributions are added back to operating cash flow to determine free cash flow in certain periods. Free cash flow is available to fund investing and financing activities. Financial leverage is a non-GAAP measure of the use of debt. Financial leverage ratio is calculated by dividing total debt, excluding debt discount, debt issuance costs and fair value adjustments, net of cash, by adjusted EBITDA. EBITDA is defined as the trailing twelve months earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the trailing twelve months EBITDA before foreign exchange and other non-operating expenses (income), non-cash stock-based compensation expense, merger-related and integration costs, a gain on the sale of assets, an out-of-period adjustment, net gain on the divestiture of Wesco's legacy utility and data communications businesses in Canada, and litigation recovery.

Adjusted Earnings Per Share 108 Twelve Months Ended December 31, ($ millions, except per share data) 2017 2018 2019 2020 2021 Income from operations 319.0 352.4 346.2 347.0 801.9 Merger-related and integration costs - - 3.1 132.2 158.5 Accelerated trademark amortization - - - - 32.0 Merger-related fair value adjustments - - - 43.7 - Out-of-period adjustment - - - 18.9 - Net gain on sale of assets and divestitures - - - (19.8) (8.9) Adjusted income from operations 319.0 352.4 349.3 522.0 983.5 Other income, net - - - (2.4) (48.1) Curtailment gain - - - - 36.6 Adjusted other income, net - - - (2.4) (11.5) Provision for income taxes 89.3 55.7 59.9 22.8 115.5 Income tax effect of adjustments, net (26.4) - 0.6 41.8 33.7 Adjusted provision for income taxes 62.9 55.7 60.5 64.6 149.2 Adjusted income from operations 319.0 352.4 349.3 522.0 983.5 Interest expense, net 66.6 71.4 64.1 226.6 268.1 Adjusted other income, net - - - (2.4) (11.5) Adjusted income before income taxes 252.4 281.0 285.2 297.8 726.9 Adjusted provision for income taxes 62.9 55.7 60.5 64.6 149.2 Adjusted net income 189.5 225.3 224.7 233.2 577.7 Net income (loss) attributable to noncontrolling interests (0.3) (2.0) (1.5) (0.5) 1.0 Adjusted net income attributable to WESCO International, Inc. 189.8 227.3 226.2 233.7 576.7 Preferred stock dividends - - - 30.1 57.4 Adjusted net income attributable to common stockholders 189.8 227.3 226.2 203.6 519.3 Diluted shares 48.4 47.2 43.5 46.6 52.0 Adjusted earnings per diluted share 3.93$ 4.82$ 5.20$ 4.37$ 9.98$

Adjusted EBITDA 109 Wesco International EES EES CSS CSS UBS UBS Twelve Months Ended December 31, Twelve Months Ended December 31, Pro Forma Pro Forma Pro Forma Pro Forma Pro Forma ($ millions) 2017 2018 2019 2020 2021 2019 2021 2019 2021 2019 2021 Operating income 319.0 352.4 713.7 461.3 801.8 414.9 542.1 398.7 395.3 275.1 412.7 Add: Depreciation and amortization 64.0 63.0 138.7 153.5 198.5 41.2 56.0 32.9 82.9 30.5 22.4 Less: Other (income) expense, net - - - 4.6 (48.2) - (1.9) - 1.3 - - EBITDA 383.0 415.4 852.4 610.2 1,048.5 456.1 600.0 431.6 476.9 305.6 435.1 EBITDA margin % 5.0% 5.1% 5.0% 3.8% 5.8% 6.3% 7.9% 7.7% 8.3% 7.0% 8.9% Other (income) expense, net - - (4.6) 4.6 (48.2) (1.6) (1.9) - 1.3 - - Stock-based compensation expense - - 39.1 34.7 25.7 3.0 6.4 2.7 2.6 1.0 2.1 Merger-related and integration costs - - 15.6 163.1 158.5 0.5 - - - (0.1) - Merger-related fair value adjustments - - - 43.7 - - - - - - - Gain on sale of asset - - - (19.8) - - - - - - - Out-of-period adjustment - - - 18.9 - - - - - - - Net gain on Canadian divestitures - - - - (8.9) - - - - - (8.9) Adjusted EBITDA 383.0 415.4 902.5 855.4 1,175.6 458.0 604.5 434.3 480.8 306.5 428.3 Adjusted EBITDA margin % 5.0% 5.1% 5.2% 5.3% 6.5% 6.3% 7.9% 7.7% 8.4% 7.0% 8.8%

Leverage

	Twelve Months Ended December 31,										
									Pro Forma		
($ millions)	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	06/30/22
Income from operations	332.8	481.0	466.2	373.7	332.1	319.0	352.4	346.2	461.3	801.9	1,104.5
Merger-related and integration costs	-	-	-	-	-	-	-	3.1	206.7	158.5	113.4
Accelerated trademark amortization	-	-	-	-	-	-	-	-	-	32.0	36.0
Merger-related fair value adjustments	-	-	-	-	-	-	-	-	18.9	-	-
Out-of-period adjustment	-	-	-	-	-	-	-	-	-	-	-
Net gain on sale of assets and divestitures	-	-	-	-	-	-	-	-	(19.8)	(8.9)	-
Litigation recovery included in SG&A	36.1	(36.1)	-	-	-	-	-	-	-	-	-
Adjusted income from operations	368.9	444.9	466.2	373.7	332.1	319.0	352.4	349.3	667.1	983.5	1,253.9
Less: Accelerated trademark amortization	-	-	-	-	-	-	-	-	-	(32.0)	(36.0)
Add: Depreciation and amortization	37.6	67.6	68.0	65.0	66.9	64.0	63.0	62.1	153.5	198.6	203.5
Add: Stock-based compensation expense	-	-	-	-	-	-	-	19.1	34.7	25.7	37.1
Adjusted EBITDA	**406.5**	**512.5**	**534.2**	**438.7**	**399.0**	**383.0**	**415.4**	**430.5**	**855.3**	**1,175.8**	**1,458.5**
Short-term borrowings and current debt	39.8	40.1	49.1	44.3	22.1	35.3	56.2	26.7	528.8	9.5	70.6
Long-term debt	1,695.4	1,447.6	1,366.4	1,456.8	1,363.1	1,313.3	1,167.3	1,257.1	4,370.0	4,701.5	5,039.9
Debt discount and debt issuance costs	183.6	174.7	170.4	164.3	17.3	14.2	9.6	8.8	88.2	70.6	64.1
Fair value adjustments to Anixter Senior Notes due 2023 and 2025	-	-	-	-	-	-	-	-	(1.7)	(0.9)	(0.6)
Total debt	**1,918.8**	**1,662.4**	**1,585.9**	**1,665.4**	**1,402.5**	**1,362.8**	**1,233.1**	**1,292.6**	**4,985.3**	**4,780.7**	**5,174.0**
Less: Cash and cash equivalents	86.1	123.7	128.3	160.3	110.1	118.0	96.3	150.9	449.1	212.6	236.8
Total debt, net of cash	**1,832.7**	**1,538.7**	**1,457.6**	**1,505.1**	**1,292.4**	**1,244.8**	**1,136.8**	**1,141.7**	**4,536.2**	**4,568.1**	**4,937.2**
Total debt, net of cash / Adjusted EBITDA	**4.5x**	**3.0x**	**2.7x**	**3.4x**	**3.2x**	**3.3x**	**2.7x**	**2.7x**	**5.3x**	**3.9x**	**3.4x**

wesco

110

Free Cash Flow 111 Twelve Months Ended December 31, Six Months Ended, ($ millions) 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 6/30/2022 Cash flow provided by (used in) operations 288.2 315.1 251.2 283.1 300.2 149.1 296.7 224.4 543.9 67.1 (304.5) Less: Capital expenditures (23.1) (27.8) (20.5) (21.7) (18.0) (21.5) (36.2) (44.1) (56.7) (54.7) (31.6) Add: Non-recurring pension contribution - 21.1 - - - - - - - - - Add: Merger-related cash costs - - - - - - - - 98.9 81.2 43.3 Free cash flow 265.1 308.4 230.7 261.4 282.2 127.6 260.5 180.3 586.1 93.5 (292.9)

Workday Adjusted Sales Growth 112 Six Months Ended Workday Workday Adjusted ($ millions) June 30, 2022 June 30, 2021 Reported Impact Growth EES 4,420.1 3,643.8 21.3% 0.8% 20.5% CSS 3,036.2 2,711.7 12.0% 0.8% 11.2% UBS 2,959.4 2,281.7 29.7% 0.8% 28.9% Total net sales 10,415.7 8,637.2 20.6% 0.8% 19.8% Six Months Ended Workday Workday Adjusted ($ millions) June 30, 2022 June 30, 2020 Reported Impact Growth Total net sales 10,415.7 7,746.6 34.5% -0.8% 35.3% Six Months Ended Workday Workday Adjusted ($ millions) June 30, 2022 June 30, 2019 Reported Impact Growth Total net sales 10,415.7 8,482.5 22.8% 0.0% 22.8%